U.S. Global Jets ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Australia - 1.0%
Qantas Airways Ltd.	1,325,930	$7,498,011

Brazil - 0.5%
Embraer SA - ADR (a)(b)	72,139	3,332,822

Canada - 5.0%
Air Canada (a)	2,110,794	20,784,511
Bombardier, Inc. - Class B (a)	279,998	15,756,394
		36,540,905

China - 1.0%
Air China, Ltd. - H-Shares (a)	5,637,226	3,549,776
Tongcheng Travel Holdings Ltd.	1,548,589	4,169,267
		7,719,043

France - 1.9%
Aeroports de Paris SA	35,265	3,582,516
Air France-KLM (a)	340,923	3,145,246
Airbus SE	41,781	7,354,063
		14,081,825

Germany - 0.4%
Deutsche Lufthansa AG	456,216	3,303,189

Hong Kong - 0.5%
Cathay Pacific Airways Ltd.	2,769,418	3,687,124

India - 1.1%
MakeMyTrip Ltd. (a)(b)	84,193	8,250,072

Ireland - 0.9%
Ryanair Holdings PLC - ADR (b)	158,533	6,717,043

Israel - 0.5%
El Al Israel Airlines (a)	1,192,986	3,609,276

Japan - 1.0%
ANA Holdings, Inc.	189,603	3,488,296
Japan Airlines Company Ltd. (b)	208,841	3,559,584
		7,047,880

Mexico - 1.0%
Grupo Aeroportuario del Pacifico SAB de CV - Class B	200,396	3,702,006
Grupo Aeroportuario del Sureste SAB de CV - ADR	14,233	3,897,280
		7,599,286

New Zealand - 0.5%
Auckland International Airport, Ltd.	800,204	3,711,757

Panama - 0.5%
Copa Holdings SA - Class A	40,001	3,698,492

Singapore - 2.1%
SATS, Ltd.	1,625,698	3,726,806
Singapore Airlines Ltd.	731,991	3,699,318
Trip.com Group Ltd. - ADR (b)	120,993	7,692,735
		15,118,859

Spain - 2.1%
Aena SME SA (c)	32,181	7,537,120
Amadeus IT Group SA	99,337	7,572,646
		15,109,766

Switzerland - 0.5%
Flughafen Zurich AG	15,686	3,709,180

Thailand - 0.5%
Airports of Thailand PCL	3,153,737	3,509,317

Turkey - 1.8%
Pegasus Hava Tasimaciligi AS (a)	482,843	3,279,603
TAV Havalimanlari Holding AS (a)	527,712	3,365,342
Turk Hava Yollari AO (a)	796,865	6,530,733
		13,175,678

United Kingdom - 1.9%
easyJet PLC	1,198,615	6,848,211
International Consolidated Airlines Group SA	2,056,832	6,929,261
		13,777,472

United States - 74.8%(d)
Alaska Air Group, Inc. (a)	427,560	21,044,503
Allegiant Travel Company	412,400	21,300,460
American Airlines Group, Inc. (a)	7,181,246	75,762,145
Boeing Company (a)	99,004	16,885,132
Booking Holdings, Inc.	3,555	16,377,565
Delta Air Lines, Inc.	1,800,245	78,490,682
Expedia Group, Inc.	93,639	15,740,716
Frontier Group Holdings, Inc. (a)(b)	3,898,614	16,919,985
General Dynamics Corporation	57,780	15,749,673
JetBlue Airways Corporation (a)(b)	4,010,140	19,328,875
Sabre Corporation (a)	4,579,011	12,867,021
SkyWest, Inc. (a)	270,074	23,596,365
Southwest Airlines Company (b)	2,664,510	89,474,246
Sun Country Airlines Holdings, Inc. (a)	1,721,538	21,209,348
Textron, Inc.	204,281	14,759,302
TripAdvisor, Inc. (a)	1,117,375	15,833,204
United Airlines Holdings, Inc. (a)	1,092,438	75,432,844
		550,772,066
TOTAL COMMON STOCKS (Cost $868,975,296)		731,969,063

SHORT-TERM INVESTMENTS - 14.1%		Value
Investments Purchased with Proceeds from Securities Lending - 13.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (e)(f)	101,961,472	101,961,472

Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 4.27% (e)	1,987,861	1,987,861
TOTAL SHORT-TERM INVESTMENTS (Cost $103,949,333)		103,949,333

TOTAL INVESTMENTS - 113.6% (Cost $972,924,629)		835,918,396
Liabilities in Excess of Other Assets - (13.6)%		(99,878,938)
TOTAL NET ASSETS - 100.0%		$736,039,458
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PCL - Public Company Limited
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $97,573,247 which represented 13.3% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $7,537,120 or 1.0% of the Fund’s net assets.

(d)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(e)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(f)	Privately offered liquidity fund.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

U.S. Global Jets ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$731,969,063	$–	$–	$731,969,063
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	101,961,472
Money Market Funds	1,987,861	–	–	1,987,861
Total Investments	$733,956,924	$–	$–	$835,918,396

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $101,961,472 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.